THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between Thai Farmers Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    As of February 7, 2001, the Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's PCX trading symbol is "TF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
Telephone: (800) 426-5523

                                                                 August 10, 2001
DEAR SHAREHOLDERS:

    The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the six months ended June 30, 2001.

A REVIEW OF THE THAI ECONOMY

    Gross Domestic Product ("GDP") in the first quarter of 2001 increased by 1.8%, lower than the 3.2% increase in the fourth quarter of 2000. The rate of growth is the lowest since the second quarter of 1999, signaling the slowdown of the Thai economy in this quarter. The slowdown was mainly due to declining exports and weak public spending. The economic indicators in the second quarter of 2001 have already pointed to a slowdown in exports and domestic demand.

    Since the beginning of 2001, the continuing U.S. economic slowdown, sluggish Japanese economy and the weakness in the global Information Technology ("IT") and semiconductor sectors have reduced the growth outlook of Thailand and other economies in the Asian region. Overall the value of exports in the first five months of 2001 declined by 0.8% year-on-year ("YOY") to U.S.$26.27 billion. Though imports gained 11.7% YOY in the same period, the trade balance remains on the positive side with a surplus of U.S.$64 million. The current account also recorded a surplus of U.S.$1.937 billion in the first five months of 2001 due to strong tourism receipts.

    As exports slowed, manufacturing production rose marginally by 1.1% YOY in the first five months of 2001. This indicates that sluggish domestic demand and the weak export sector will continue to drag down manufacturing. Also, capacity utilization in the first five months of 2001 declined to 53.7%, slightly lower than the 55.9% figure in the previous year. In addition, the decline in the Board of Investment incentives to stimulate investment continued in the first half of 2001 as enterprises continue to hold off investments. Consequently, private investment is expected to grow at a slow pace in the near future.

    Private consumption remained sluggish, affected by the deterioration of public confidence over the Thai economy. The slowdown in private consumption since the second quarter of 2000 could be attributed to a rise in unemployment from downsizing of private company operations and political uncertainties. Households again deferred spending as high energy prices have curbed purchasing power at a time when job prospects are still shaky. Nevertheless, spending on durable goods showed a contrasting picture. Sales of automobiles improved by 15% YOY in May and by 12% YOY in the first five months of 2001.

    The government has maintained an accommodative fiscal stance to support the recovery process. Supporting this view, the government has set the fiscal deficit target of Baht 200 billion or 3.5% of GDP in fiscal year 2002 (which begins in October) from the deficit of Baht 105 billion projected for fiscal year 2001 ("FY2001"). However, the actual budget disbursement was slow, determined by the accumulated disbursement ratio for the first ten months of FY2001 (October 2000 to July 2001) at only 68% of the budget. The Ministry of Finance recently urged both the official and state agencies to accelerate their disbursements so that fiscal stimulus would have a swifter effect on the economic recovery.

    A slowdown in the Thai economy seems likely during the remainder of 2001 due to the slowdown in global demand. Many economists, including those of international organizations like the International Monetary Fund and the World Bank, have been revising the outlook of the world economy downward from time to time. This implies that Thai exports would continue to deteriorate along with the decline in global demand. The latest consensus survey showed that private forecasters expect a 2001 GDP growth rate of 2.1%, compared to growth of 4.4% in 2000.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    In the case of Prime Minister Thaksin Shinawatra's alleged asset concealment, Thailand's Constitutional Court acquitted the Prime Minister with an 8-7 vote on August 4th, believing that he did not deliberately conceal some of his assets and made an honest mistake. He can now serve as Prime Minister for the full three and one-half years remaining in his current mandate. The court verdict has removed the political uncertainty hanging over Prime Minister Thaksin's future.

    Going forward, a major concern would be the pace of debt restructuring of the Thai financial industry and corporate sectors, as this would determine longer-term prospects for the country. At the end of May 2001, non-performing loans were 17.9% of total loans or around Baht 864.4 billion compared to 38.88% of total loans at the end of 1999. As the pace of private sector restructuring is slow, additional stimulation from the government sector through both fiscal and monetary policy is probably necessary.

THE FIRST HALF OF 2001 STOCK MARKET OVERVIEW

    As of June 30, 2001, the SET Index closed at 322.55 points, an increase of 13.60% in U.S. Dollar terms for the first six months of 2001. The average daily turnover for the first half of the year was Baht 6.9 billion, an increase of 47.59% from the same period last year.

    In the first few months of this year, the SET Index increased quite substantially. The Thai Rak Thai ("TRT") Party's decisive election victory in early January ended the political vacuum and allowed investors to look forward to a strong stable coalition government. Investors gained more confidence as they saw the clear sign of policy developments, especially on the establishment of the Thailand Asset Management Corporation. Further, the surprising U.S. interest rate cut of 50 basis points in April 2001 helped shore up market sentiment.

    However, after the first few months, we saw slower activity in the stock market. Some investors remained nervous about the prospect of a global recovery and about earnings downgrades in the U.S. market. The headline economic indicators in Thailand continued to show weakness despite many listed companies quietly rebuilding their balance sheet and generating record levels of profit.

    Concern over a change in monetary policy by the newly appointed Bank of Thailand governor has caused some confusion on the direction of domestic interest rates. Although a significant upward shift in interest rates is hardly sustainable due to abundant liquidity, concern about narrowing of interest spreads dampened the share price performances of several banks.

    Another major factor that moved the market before the end of the first half was the more positive development of the Prime Minister's chance of winning his asset concealment case. A buying spree in property stocks, small-cap stocks and potential beneficiaries of the Public Company Act caused the SET Index to trade above the 320 level. The Non-Voting Depository Receipts (NVDR), which were launched on June 11, 2001, have gradually produced a more positive impact to the local share price of some stocks. The corporate income tax cut for listed and newly listed companies has only had a marginal impact on market sentiment.

    However, after that the market trended downward. Investors were concerned about the expectation of poor second quarter results from the banking sector as well as the possible delay of transferring Non-Performing Loans ("NPL's") to the Thai Asset Management Company ("TAMC") and concerns that banks will have to set aside more provisions. In addition, rumors that the Constitutional Court's verdict on Prime Minister Thaksin's case would go against him created additional negative sentiment in the market. As a result, the SET Index dropped to close at around 300 at the end of July. In early August, the market shored up again after the Constitutional Court ruled in favor of the Prime Minister. On August 10th, the market closed at 315.87 points, compared to 269.19 points at the end of last year.

    In the short term, the restoration of leadership continuity has removed the political uncertainty of the country. Prime Minister Thaksin's political dominance increases the chances of implementing several reforms

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
such as that of the civil service and state enterprises. As a result, we expect to see a short-term rally in the market. Corporate results for the second quarter and the visible benefit of the Public Company Act and capital market measures should be key market drivers.

    In the longer term, it is clear that the market outlook will be very much determined by the prospects for the global economy. We believe that, under the scenario of continuing U.S. interest rate cuts and the prospects for a global economic recovery, there should be an inflow to regional equity markets, including Thailand, which currently trades at an attractive valuation.

THE FUND'S PERFORMANCE AND STRATEGY

    As of June 30, 2001, the net asset value of the Fund was U.S.$1.80 per share compared to U.S.$1.68 per share at the end of December 2000. During the past six months, the Fund's performance relative to SET Index (adjusted for U.S. dollar and dividend adjustment) was -0.94%.

    Assuming that all dividends paid to shareholders were reinvested, the Fund's net asset value per share would have outperformed the SET Index by 7.53% in U.S. Dollar terms since its inception on May 31, 1990.

    The Fund intends to overweight in the communication, energy, electronic components, property, and entertainment sectors, to be neutral in commerce, and to underweight in the banking, building & materials, finance & securities, food & beverages, transportation, and vehicles & parts sectors.

PORTFOLIO MANAGEMENT

    Ms. Dayana Bunnag and Ms. Sopana Janeborvorn have been the Fund's portfolio managers since January 1, 2000. The Thai Farmers Asset Management Co., Ltd. ("TFAM"), has employed Ms. Bunnag and Ms. Janeborvorn for nine years since the inception of the company. Ms. Bunnag is currently the President while
Ms. Janeborvorn is First Senior Vice President in charge of the equity fund management business.

    As previously stated in the Fund's press release dated September 12, 2000, TFAM has informed the Fund that they have decided to withdraw from the business of managing the assets of U.S.-registered investment companies. At the Annual Shareholder's Meeting held on June 6, 2001, the stockholders of the Fund approved SCB Asset Management Co., Ltd. ("SCBAM") as the new investment manager of the Fund. It is anticipated that SCBAM will officially replace TFAM as the Fund's investment manager shortly.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Ikuo Mori
IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--89.48%

-------------------------------------------
COMMON STOCKS--83.25%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--14.43%
 1,107,700  Bangkok Bank Public Co., Ltd.*.....  $    930,892
   546,200  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................        80,932
 1,673,700  Industrial Finance Corp. of
             Thailand*.........................       270,205
 1,301,000  Krung Thai Bank Public Co.,
             Ltd.*.............................       345,265
                                                 ------------
                                                    1,627,294
                                                 ------------
BUILDING MATERIALS--3.46%
    41,400  The Siam Cement Public Co.,
             Ltd.*.............................       390,035
                                                 ------------
COMMERCE--2.94%
   590,900  BIG C Supercenter Public Co.,
             Ltd.*.............................       205,820
   113,400  Siam Makro Public Co., Ltd.........       125,394
                                                 ------------
                                                      331,214
                                                 ------------
COMMUNICATION--21.01%
   140,550  Advanced Info Service Public Co.,
             Ltd...............................     1,361,440
   116,900  Shin Corporations Public Co.,
             Ltd.*.............................       439,498
   233,950  Shinawatra Satellite Public Co.,
             Ltd.*.............................       166,858
   359,500  TelecomAsia Corp. Public Co.,
             Ltd.*.............................       149,071
   394,400  United Communication Industry
             Public Co., Ltd.*.................       252,946
                                                 ------------
                                                    2,369,813
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
ELECTRONIC COMPONENTS--4.38%
    55,484  Delta Electronics Thai Public Co.,
             Ltd...............................  $    267,496
   145,000  Hana Microelectronic Public Co.,
             Ltd...............................       226,074
   100,000  Thai Precision Manufacturing Co.,
             Ltd.*+............................            22
                                                 ------------
                                                      493,592
                                                 ------------
ENERGY--14.30%
   333,900  Electricity Generating Public Co.,
             Ltd...............................       260,297
   392,100  PTT Exploration and Production
             Public Co., Ltd...................     1,083,928
   704,100  Ratchaburi Electricity Generating
             Holding Public Co., Ltd.*.........       268,607
                                                 ------------
                                                    1,612,832
                                                 ------------
ENTERTAINMENT & RECREATION--7.40%
   144,100  BEC World Public Co., Ltd..........       771,210
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................        64,101
                                                 ------------
                                                      835,311
                                                 ------------
FINANCE & SECURITIES--4.34%
 2,356,000  National Finance Public Co.,
             Ltd.*.............................       489,775
                                                 ------------
HOUSEHOLD GOODS--0.07%
    20,100  Modernform Group Public Co.,
             Ltd...............................         7,779
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PRINTING AND PUBLISHING--2.11%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................  $    237,490
                                                 ------------
PROPERTY DEVELOPMENT--3.88%
   753,900  Land and House Public Co., Ltd.....       437,660
                                                 ------------
RETAIL FOOD--1.29%
     2,100  Serm Suk Public Co., Ltd...........         7,059
    91,600  Thai Union Frozen Products Public
             Co., Ltd..........................       138,765
                                                 ------------
                                                      145,824
                                                 ------------
TRANSPORTATION--0.85%
   157,100  Thai Airways International Public
             Co., Ltd.*........................        96,412
                                                 ------------
UTILITIES--2.17%
   403,100  Eastern Water Resources Development
             & Management Public Co., Ltd......       245,154
                                                 ------------
VEHICLES & PARTS--0.62%
    20,100  Thai Rung Union Car Co., Ltd.......        28,449
    46,900  Thai Stanley Electric Public Co.,
             Ltd...............................        42,007
                                                 ------------
                                                       70,456
                                                 ------------
Total Common Stocks
  (Cost--$13,102,969)..........................     9,390,641
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--6.00%
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--6.00%
 1,550,100  The Siam Commercial Bank Public
             Co., Ltd.*
             (Cost--$1,485,764)................  $    677,049
                                                 ------------

-------------------------------------------
WARRANTS--0.23%
-------------------------------------------

COMMUNICATION--0.22%
   266,400  TelecomAsia Corp. Public Co.,
             Ltd.*+............................        24,779
                                                 ------------
PROPERTY DEVELOPMENT--0.01%
   285,550  Land & House Public Co., Ltd.*.....         1,579
                                                 ------------
Total Warrants
  (Cost--$0)...................................        26,358
                                                 ------------
Total Thai Common, Warrants and
  Preferred Stocks
  (Cost--$14,588,733)..........................    10,094,048
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--7.25%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNT--4.56%
     2,853  Bank Credit Agricole Indosuez Ltd.,
             1.00% (Payable on Demand).........        63,101
        59  Bank of Asia Savings Public Co.,
             Ltd., 0.75% (Payable on Demand)...         1,314
     7,413  Citibank N.A. Gold, 1.10% (Payable
             on Demand)........................       163,945

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
        41  Krung Thai Bank Public Co., Ltd.,
             0.125% (Payable on Demand)........  $        913
    12,868  UOB Radanasin Bank Ltd., 1.75%
             (Payable on Demand)...............       284,577
                                                 ------------
Total Thai Baht Savings Account................       513,850
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.48%
        55  Bank of New York, 1.35%, due
             7/2/01............................        54,725
                                                 ------------
U.S. TREASURY BILL--2.21%
       250  U.S. Treasury Bill, 4.06%, due
             7/19/01...........................       249,500
                                                 ------------
Total Short-Term Investments
  (Cost--$817,746).............................       818,075
                                                 ------------
Total Investments--96.73%
  (Cost--$15,408,481)..........................    10,912,123
Other assets less liabilities--(3.27%).........       368,493
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $1.80 per share) (100.00%)...................  $ 11,280,616
                                                 ============

------------------------

   *  Non-income producing securities.
   + Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Communication#.....................    21.23%
Banks**............................    20.43
Energy.............................    14.30
Entertainment & Recreation.........     7.40
Electronic Components..............     4.38
Finance & Securities...............     4.34
Property Development#..............     3.89
Building Materials.................     3.46
Commerce...........................     2.94
Utilities..........................     2.17

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Advanced Info Service Public Co.,
  Ltd..............................    12.07%
PTT Exploration and Production
  Public Co., Ltd..................     9.61
Bangkok Bank Public Co., Ltd.......     8.25
BEC World Public Co., Ltd..........     6.84
The Siam Commercial Bank Public
  Co., Ltd. (Preferred)............     6.00
National Finance Public Co.,
Ltd................................     4.34
Shin Corporations Public Co.,
Ltd................................     3.90
Land and House Public Co.,
Ltd.**.............................     3.89
The Siam Cement Public Co., Ltd....     3.46
Krung Thai Bank Public Co., Ltd....     3.06
-----------------------------------------------
**Includes the value of warrants.
#Includes the value of preferred stock.

See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at
   value (cost--$15,408,481).......  $  10,912,123
  Cash denominated in foreign
   currency (cost--$231)...........            230
  Receivable for securities sold...        462,833
  Interest receivable..............          3,666
  Prepaid expenses.................         42,499
                                     -------------
    Total assets...................     11,421,351
                                     -------------
LIABILITIES
  Payable for securities
   purchased.......................          7,675
  Accrued expenses and other
   liabilities.....................        133,060
                                     -------------
    Total liabilities..............        140,735
                                     -------------
NET ASSETS
  Capital stock, $0.01 par value
   per share; total 100,000,000
   shares authorized; 6,278,588
   shares issued and outstanding...         62,786
  Paid-in capital in excess of par
   value...........................     62,370,693
  Accumulated net investment
   loss............................       (210,337)
  Accumulated net realized loss on
   investments and foreign currency
   transactions....................    (46,444,815)
  Net unrealized depreciation on
   investments and other assets and
   liabilities denominated in
   foreign currency................     (4,497,711)
                                     -------------
    Net assets applicable to shares
     outstanding...................  $  11,280,616
                                     =============
        NET ASSET VALUE PER
         SHARE.....................  $        1.80
                                     =============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $   151,959
  Interest...................................         11,791
                                                 -----------
    Total investment income..................        163,750
                                                 -----------
EXPENSES:
  Administration fee.........................         75,904
  Legal fees and expenses....................         63,805
  Osaka Securities Exchange fees and
   expenses..................................         37,192
  Investment advisory fee....................         33,869
  Investment management fee..................         31,694
  Audit and tax services.....................         26,035
  Reports and notices to shareholders........         22,810
  Directors' fees and expenses...............         18,844
  Insurance expense..........................         11,700
  Custodian fees and expenses................         10,382
  Transfer agency fee and expenses...........          9,421
  Other......................................         13,532
                                                 -----------
    Total expenses...........................        355,188
                                                 -----------
NET INVESTMENT LOSS BEFORE WAIVERS AND TAX...       (191,438)
  Waiver of:
    Administration fee.......................        (25,000)
    Investment advisory fee..................        (11,455)
  Provision for applicable Thai tax..........         23,410
                                                 -----------
NET INVESTMENT LOSS AFTER WAIVERS AND TAX....       (178,393)
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (1,215,849)
  Net realized foreign currency transaction
   losses....................................        (97,975)
  Net change in unrealized appreciation
   (depreciation) on equity investments......      2,186,959
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         54,702
                                                 -----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................        927,837
                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $   749,444
                                                 ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE SIX
                                                           MONTHS
                                                           ENDED              FOR THE YEAR
                                                       JUNE 30, 2001             ENDED
                                                        (UNAUDITED)        DECEMBER 31, 2000
                                                    --------------------  --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss.............................  $          (178,393)  $           (579,544)
  Net realized loss on:
    Investments...................................           (1,215,849)            (3,333,589)
    Foreign currency transactions.................              (97,975)               (91,049)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities..............            2,186,959             (8,046,372)
    Translation of short-term investments and
     other assets and liabilities denominated in
     foreign currency.............................               54,702                (65,735)
                                                    --------------------  --------------------
  Net increase (decrease) in net assets resulting
   from operations................................              749,444            (12,116,289)
                                                    --------------------  --------------------
NET ASSETS:
  Beginning of period.............................           10,531,172             22,647,461
                                                    --------------------  --------------------
  End of period...................................  $        11,280,616   $         10,531,172
                                                    ====================  ====================

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract between Thai Farmers Asset Management Co., Ltd. (the "Manager") and the Fund. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Stock Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to wash sale loss deferrals and a post-October capital loss deferral.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME-- Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER
    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At June 30, 2001, the Fund owed the Manager $6,497. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2001, no such expenses were paid to the Manager. The Manager has informed the Fund that they have decided to withdraw from the business of managing the assets of U.S.-registered investment companies. At the Annual Shareholder's Meeting held on June 6, 2001, the stockholders of the Fund approved SCB Asset Management Co., Ltd. ("SCBAM") as the new Manager of the Fund. It is anticipated that SCBAM will officially replace TFAM as the Fund's Manager shortly.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 2001, there were no out-of-pocket expenses incurred by the Adviser. Effective January 1, 2001, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ended December 31, 2001. At June 30, 2001, the Fund owed the Adviser $3,679, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES
    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2001. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2001, there were no out-of-pocket expenses incurred by DSTC.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2001, DSTC earned $3,760, as compensation for its custodial services to the Fund.

    At June 30, 2001, the Fund owed $8,333 and $676 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $59,672 for the six months ended June 30, 2001 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS
    During the six months ended June 30, 2001, the Fund made purchases of $1,519,201 and sales of $1,460,759 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $14,866,699, excluding $817,746 of short-term investments. At June 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $4,772,651 of which $941,210 related to appreciated securities and $5,713,861 related to depreciated securities.

    At December 31, 2000, the Fund had a capital loss carryover of $44,547,549, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007 and $5,797,861 expires in the year 2008 available to offset future net capital gains.

CONCENTRATION OF RISK
    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK
    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 6,278,588 shares outstanding at June 30, 2001, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,460 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                          FOR THE SIX
                                          MONTHS ENDED
                                            JUNE 30,              FOR THE YEARS ENDED DECEMBER 31,
                                              2001      -----------------------------------------------------
                                          (UNAUDITED)     2000       1999       1998       1997       1996
                                          ------------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period....    $  1.68      $  3.61    $  3.12    $  2.88    $  9.61    $ 17.52
                                            -------      -------    -------    -------    -------    -------
Net investment income (loss)............      (0.03)*      (0.09)*    (0.09)     (0.05)      0.07*      0.02*
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions..................       0.15*       (1.84)*     0.58       0.29      (6.80)*    (4.58)*
                                            -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset
 value resulting from operations........       0.12        (1.93)      0.49       0.24      (6.73)     (4.56)
                                            -------      -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net realized gains on investments and
   foreign currency transactions........     --            --         --         --         --         (3.35)
                                            -------      -------    -------    -------    -------    -------
Net asset value, end of period..........    $  1.80      $  1.68    $  3.61    $  3.12    $  2.88    $  9.61
                                            =======      =======    =======    =======    =======    =======
Per share market value, end of period...    $ 1.500      $ 1.625    $ 4.875    $ 3.813    $ 3.750    $10.000
                                            =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and
   end of period, assuming reinvestment
   of dividends.........................      (7.69)%     (66.67)%    27.87%      1.67%    (62.50)%   (21.03)%
  Based on net asset value at beginning
   and end of period, assuming
   reinvestment of dividends............       7.14%      (53.46)%    15.71%      8.33%    (70.03)%   (31.78)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)........................    $  11.3      $  10.5    $  22.6    $  19.6    $  18.1    $  60.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes
     applicable to net
     investment income..................       5.69%**      4.73%      3.92%      3.83%      2.78%      2.11%+
    Expenses, including Thai taxes
     applicable to net
     investment income..................       6.11%**      5.11%      3.92%      3.83%      3.16%      2.26%+
    Expenses excluding waiver of
     Administration and Advisory fee
     applicable to net
     investment income..................       6.76%**      5.66%      4.16%      4.09%     --         --
    Expenses including waiver of
     Administration and Advisory fee
     applicable to net
     investment income..................       6.11%**      5.11%      3.92%      3.83%     --         --
    Net investment income (loss)........      (3.19)%**    (4.03)%    (2.78)%    (1.64)%     1.15%      0.15%
  Portfolio turnover....................      14.40%       45.46%     63.45%     38.91%     40.61%     33.36%

---------------------------------------------------------------------------
  *  After provision for Thai taxes.
  + Ratios for the year ended December 31, 1996 include certain cost incurred in connection with the proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22%, respectively, for the year ended December 31, 1996.
 **  Annualized.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 6, 2001, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2004.

                       NUMBER OF SHARES/VOTES   PROXY AUTHORITY
CLASS I                      VOTED FOR             WITHHELD
-------                ----------------------   ---------------
David G. Harmer              5,226,418              155,722
Martin J. Gruber             5,229,155              152,985

    In addition to the two Directors re-elected at the Meeting, Ikuo Mori, Austin C. Dowling, Alfred C. Morley, Virabongsa Ramangkura and Oren G. Shaffer are the other members of the Board who serve as Directors of the Fund.

    (2) Approval of a new Investment Management Agreement between the Fund and SCB Asset Management Co., Ltd., as investment manager of the Fund.

VOTED FOR   VOTED AGAINST   ABSTENTIONS
---------   -------------   -----------
5,195,714      129,295         57,131

-----------------------------------------
BOARD OF DIRECTORS

Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Virabongsa Ramangkura
Oren G. Shaffer
----------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
Thai Farmers Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                           -------------------------

                                     [LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------